UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: December 2, 2013

(Date of Earliest Event Reported: October 9, 2013)

Revlon, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11178	13-3662955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

237 Park Avenue New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000

(Registrant’s telephone number, including area code)

None

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 9, 2013, Revlon, Inc. filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Original Form 8-K”) disclosing that it had on such date, through its wholly owned operating subsidiary, Revlon Consumer Products Corporation (“RCPC” and, together with Revlon, Inc., “Revlon”), completed its acquisition of The Colomer Group Participations, S.L. (“Colomer” and, such acquisition, the “Colomer Acquisition”). The cash purchase price was $664.5 million, after giving effect to certain adjustments pursuant to the Share Sale and Purchase Agreement dated August 3, 2013, by and among RCPC and Beauty Care Professional Products Participations, S.A., Romol Hair & Beauty Group, S.L., Norvo, S.L., and Staubinus España, S.L., which RCPC financed with proceeds from the previously-disclosed $700 million upsizing of RCPC’s bank term loan facility.

This Current Report on Form 8-K/A is being filed with the SEC to provide the disclosures required by Item 9.01 of Form 8-K, including the required historical financial information of Colomer and the required pro forma financial statements, and amends and supplements the Original Form 8-K.

All required historical financial statements of Colomer and related independent auditor’s consent were filed by RCPC on Amendment No. 3 to its Registration Statement on Form S-4, on November 15, 2013, which historical financial statements are hereby incorporated by reference in their entirety into this Form 8-K/A and shall be deemed filed with this Form 8-K/A for purposes of the Securities Exchange Act of 1934, as amended.

Except as otherwise provided herein, the other disclosures made in the Original Form 8-K remain unchanged.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Colomer

Filed with the SEC on November 15, 2013 on Amendment No. 3 to RCPC’s Registration Statement on Form S-4 and incorporated by reference herein are the following exhibits:

	99.1	Audited consolidated balance sheets of Colomer as of December 31, 2012, December 31, 2011 and January 1, 2011, the related audited consolidated statements of profit and loss, comprehensive income, changes in equity and cash flows for each of the years in the three-year period ended December 31, 2012 and the related notes to such audited consolidated financial statements.

	99.2	Unaudited consolidated balance sheets of Colomer as of June 30, 2013 and December 31, 2012, the related unaudited consolidated statements of profit and loss, comprehensive income, changes in equity and cash flows for each of the six-month periods ended June 30, 2013 and 2012 and the related notes to such unaudited consolidated financial statements.

(b)	Pro Forma Financial Information.

Attached hereto and included herein is the following exhibit:

	99.3	Unaudited pro forma condensed combined balance sheet as of September 30, 2013, the related unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2013 and for the year ended December 31, 2012 and the related notes to such unaudited pro forma condensed combined financial statements.

The pro forma condensed combined financial statements are unaudited, are presented for informational purposes only, and are not necessarily indicative of the financial position or results of operations that would have occurred had the Colomer Acquisition been completed as of the dates or at the beginning of the periods presented. In addition, the unaudited pro forma condensed combined financial statements do not purport to project the future consolidated financial position or operating results of the combined companies.

(c)	Not applicable.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Deloitte, S.L., Independent Auditors.

99.1	Audited consolidated balance sheets of The Colomer Group Participations, S.L. as of December 31, 2012, December 31, 2011 and January 1, 2011, the related audited consolidated statements of profit and loss, comprehensive income, changes in equity and cash flows for each of the years in the three-year period ended December 31, 2012 and the related notes to such audited consolidated financial statements (incorporated by reference to Amendment No. 3 to RCPC’s Registration Statement on Form S-4 filed with the SEC on November 15, 2013).

99.2	Unaudited consolidated balance sheets of The Colomer Group Participations, S.L. as of June 30, 2013 and December 31, 2012, the related unaudited consolidated statements of profit and loss, comprehensive income, changes in equity and cash flows for each of the six-month periods ended June 30, 2013 and 2012 and the related notes to such unaudited consolidated financial statements (incorporated by reference to Amendment No. 3 to RCPC’s Registration Statement on Form S-4 filed with the SEC on November 15, 2013).

99.3	Unaudited pro forma condensed combined balance sheet as of September 30, 2013, the related unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2013 and for the year ended December 31, 2012 and the related notes to such unaudited pro forma condensed combined financial statements.

Forward-Looking Statements

Statements and other information included in this Form 8-K/A, which are not historical facts, including statements about Revlon’s plans, strategies, beliefs and expectations, as well as certain estimates and assumptions used by Revlon’s management, may contain forward-looking statements. Forward-looking statements speak only as of the date they are made and, except for Revlon’s ongoing obligations under the U.S. federal securities laws, Revlon undertakes no obligation to publicly update any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in general economic, industry or cosmetics category conditions; changes in estimates, expectations or assumptions; or other circumstances or events arising after the filing of this Form 8-K/A. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on preliminary or potentially inaccurate estimates and assumptions, including (i) the estimates and assumptions used by Revlon in preparing the pro forma financial information referenced in this Form 8-K/A, that could cause actual results to differ materially from those expected or implied by the pro forma financial information or the estimates and assumptions used in preparing the pro forma financial information; and (ii) Revlon’s plans to integrate the operations of Colomer into its business and Revlon’s expectations of achieving approximately $25 million of annualized cost synergies by the end of year two, at a cost of approximately $40 million over the two-year period following the acquisition’s October 9, 2013 closing. Actual results may differ materially from such forward-looking statements for a number of reasons, including those set forth in Revlon, Inc.’s filings with the SEC, including, without limitation, Revlon, Inc.’s Annual Reports on Form 10-K and Revlon, Inc.’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that Revlon, Inc. will file with the SEC (which may be viewed on the SEC’s website at http://www.sec.gov or on Revlon, Inc.’s website at http://www.revloninc.com), as well as the fact that (i) while the Colomer acquisition will be accounted for under the acquisition method of accounting (whereby the assets acquired and liabilities assumed will be measured at their respective fair values with any excess reflected as goodwill), the determination of the fair values of the net assets acquired, including intangible and net tangible assets, is based upon certain valuations that have not been finalized, and while the adjustments to record the assets acquired and liabilities assumed at fair value reflect Revlon’s best estimate, such valuations are subject to change once the detailed analyses are completed, which adjustments may be material; and/or (ii) difficulties or delays in and/or Revlon’s inability to integrate the Colomer business which could result in less than expected cost synergies, more than expected costs to achieve the planned synergies or delays in achieving the expected synergies. Such factors could also cause Revlon’s results to differ materially from any results expected or implied by the pro forma financial information. Additionally, the business and financial materials and any other statement or disclosure on, or made available through, Revlon’s websites or other websites referenced herein shall not be incorporated by reference into this Form 8-K/A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON, INC.

By:	/s/ Lauren Goldberg
Lauren Goldberg
Executive Vice President and General Counsel

Date: December 2, 2013

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Deloitte, S.L., Independent Auditors.

99.1	Audited consolidated balance sheets of The Colomer Group Participations, S.L. as of December 31, 2012, December 31, 2011 and January 1, 2011, the related audited consolidated statements of profit and loss, comprehensive income, changes in equity and cash flows for each of the years in the three-year period ended December 31, 2012 and the related notes to such audited consolidated financial statements (incorporated by reference to Amendment No. 3 to RCPC’s Registration Statement on Form S-4 filed with the SEC on November 15, 2013).

99.2	Unaudited consolidated balance sheets of The Colomer Group Participations, S.L. as of June 30, 2013 and December 31, 2012, the related unaudited consolidated statements of profit and loss, comprehensive income, changes in equity and cash flows for each of the six-month periods ended June 30, 2013 and 2012 and the related notes to such unaudited consolidated financial statements (incorporated by reference to Amendment No. 3 to RCPC’s Registration Statement on Form S-4 filed with the SEC on November 15, 2013).

99.3	Unaudited pro forma condensed combined balance sheet as of September 30, 2013, the related unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2013 and for the year ended December 31, 2012 and the related notes to such unaudited pro forma condensed combined financial statements.